SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Eaton Vance Growth Trust
Eaton Vance Special Investment Trust

(Name of Registrant as Specified in Its Charter)
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EATON VANCE ASIAN SMALL COMPANIES FUND
EATON VANCE GREATER CHINA GROWTH FUND
EATON VANCE GREATER INDIA FUND

(each a “Fund” and, collectively, the “Funds”) Two International Place Boston, MA 02110

We recently sent you proxy materials regarding a joint Special Meeting of Shareholders scheduled to be held on March 9, 2011. Our records indicate that we have not received your vote. We urge you to vote as soon as possible so we can obtain a sufficient number of votes to hold the meeting. By voting now you will help save on the cost of additional mailings and calls to shareholders.

Please Vote Today!

You may think your vote is not important, but your participation is critical to hold the meeting, so please vote immediately. We urge you to vote your proxy now. You and all other Fund shareholders will benefit from your cooperation.

The Board of Trustees recommends a vote “FOR” the proposals to (1) approve a new Investment Advisory Agreement and (2) approve a new Investment Sub-Advisory Agreement, all as detailed in your proxy statement. A copy of the proxy statement is available by calling the toll free number shown below.

1-888-505-7573

Each Eaton Vance Fund has made it very
easy for you to vote. Choose one of the
Your vote is urgently	following methods:

needed!	·	Speak to a live proxy specialist by calling
Please vote now to be sure		1-888-505-7573. We can answer your
questions and record your vote. (Open:
your vote is received in time		M-F 8am – 10pm, Sat 11am – 5pm ET)

for the	·	Log on to the website noted on your proxy
card and enter your control number
March 9, 2011		printed on the card, and vote by following
the on-screen prompts.

Special Meeting of	·	Call the phone number on the proxy card
Shareholders.		and enter the control number printed on
the card and follow the touchtone
prompts.

Voting takes only a few minutes.	·	Mail in your signed proxy card in the
Thank you for your participation in		envelope provided.
these important matters.

EVLGM-R